SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934


                        Date of Report: October 18, 1996



                           OMNI MULTIMEDIA GROUP, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-13656                 04-2729490
         --------                       -------                 ----------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
    of Incorporation)                  File Number)            Identification
                                                                  Number)


50 Howe Avenue, Millbury, Massachusetts                              01527-3298
---------------------------------------                              ----------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's Telephone Number, Including Area Code:  (508) 865-4451
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




                                TABLE OF CONTENTS

                                    FORM 8-K

                                October 18, 1996


                  Item                                                      Page
                  ----                                                      ----

Item 2.  Acquisition or Disposition of Assets.

Item 7.  Financial Statements and Exhibits.

Signatures

Exhibits




                                       -2-





ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 4, 1996, OMNI MultiMedia Group, Inc. (the "Company"), through a wholly-owned subsidiary, completed the acquisition of substantially all of the assets of Allenbach Industries, Inc. ("Allenbach"), a privately held corporation having its principal place of business in San Jose, California.
Allenbach conducts a software manufacturing and fulfillment business, maintaining manufacturing facilities in San Jose, California and Bloomington, Minnesota.

         The acquisition took the form of an asset sale in which Allenbach transferred substantially all of its assets to a subsidiary of the Company in exchange for the subsidiary's assumption of certain specified liabilities and the issuance of shares of the Company's Common Stock, the number of which is to be calculated based upon the attainment of certain performance objectives.

         No material relationship exists between the Company or its subsidiaries and Allenbach or any of its respective officers, directors or affiliates or any associate of any such officer or director.

         The Company has entered into an Employment Agreement (the "Agreement") with Philip Kessler, the former President and Chief Executive Officer of Allenbach. The Agreement provides that Mr. Kessler will be employed by the Company on the terms specified in the Agreement.

         As of the date of this report, the audited financial statements for Allenbach for its two most recent fiscal years and the unaudited, pro forma consolidated financial statements of the Company combined with Allenbach are not available. The Company intends to file the required financial statements as soon as practicable, in accordance with applicable federal securities laws.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of businesses acquired:
                  The audited financial statements of Allenbach for the fiscal years ended December 31, 1994 and 1995 will be filed by amendment within sixty (60) days after the date of this Report on Form 8-K.

         (b)      Pro forma financial information:
                  The unaudited, consolidated pro forma financial statements of the Company combined with Allenbach will be filed by amendment within sixty (60) days after the date of this Report on Form 8-K.

         (c)      The following exhibits are filed herewith:
Exhibit
   No.                                      Title
   ---                                      -----

10(u) Form of Asset Purchase Agreement, dated as of August 1, 1996, by and among Allenbach Industries, Inc., A.I. Acquisition Corporation, Kathleen Allenbach and Phillip H. Kessler.

10(v) Form of Employment Agreement, dated as of October 1, 1996, between the Company and Phillip H. Kessler.

10(w) Form of Registration Rights Agreement, dated as of October 1, 1996, between the Company and Kathleen Allenbach.





                                       -4-





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 OMNI MULTIMEDIA GROUP, INC.



                                                 By: /s/ Paul F. Johnson
                                                     --------------------------
                                                      Paul F. Johnson, President


Date:    October 18, 1996

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